UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 7, 2014

Dominion Resources, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2014, at the 2014 Annual Meeting of Shareholders of Dominion Resources, Inc. (“Dominion”), shareholders approved the 2014 Incentive Compensation Plan. A description of this plan is set forth in Dominion’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 26, 2014 and is qualified in its entirety by reference to the full text of the plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on May 7, 2014.  Results of items presented for voting are listed below.

The following nominees were elected to the Board of Directors for a one-year term or until next year’s annual meeting:   William P. Barr, Peter W. Brown, Helen E. Dragas, James O. Ellis, Jr., Thomas F. Farrell II, John W. Harris, Mark J. Kington, Pamela J. Royal, Robert H. Spilman, Jr., Michael E. Szymanczyk, and David A. Wollard. The votes cast with respect to all of the nominees presented at the annual meeting were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-vote

William P. Barr	365,814,564	3,571,461	1,279,588	86,448,840
Peter W. Brown	366,044,298	3,252,026	1,369,289	86,448,840
Helen E. Dragas	365,493,502	3,796,491	1,375,620	86,448,840
James O. Ellis, Jr.	367,207,477	2,134,878	1,323,258	86,448,840
Thomas F. Farrell II	362,819,208	5,912,359	1,934,046	86,448,840
John W. Harris	308,339,821	60,970,423	1,353,092	86,448,840
Mark J. Kington	365,386,967	3,942,397	1,336,249	86,448,840
Pamela J. Royal	365,948,511	3,336,970	1,380,132	86,448,840
Robert H. Spilman, Jr.	367,024,509	2,220,359	1,420,745	86,448,840
Michael E. Szymanczyk	366,235,776	3,025,520	1,404,317	86,448,840
David A. Wollard	363,095,932	6,185,449	1,384,232	86,448,840

The appointment of Deloitte & Touche LLP as our independent auditors for 2014 was ratified by shareholders as follows:

Votes For	Votes Against Votes Abstained
452,324,358	3,367,932	1,422,163

Shareholders approved an advisory vote on approval of executive compensation (“say on pay”).  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
353,811,727	12,655,010	4,198,055	86,448,840

Shareholders approved the 2014 Incentive Compensation Plan.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
348,481,628	18,092,862	4,090,302	86,448,840

A shareholder proposal requesting the Company require senior executives to hold a significant portion of stock obtained through executive pay plans until normal retirement age was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
75,429,364	291,050,896	4,183,051	86,448,840

A shareholder proposal requesting the Company to provide a report on the financial risks to Dominion posed by climate change was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
80,694,951	252,828,953	37,139,600	86,448,840

A shareholder proposal requesting the Company to provide a report on methane emissions was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
76,833,822	273,804,462	20,025,220	86,448,840

A shareholder proposal requesting the Company to provide a report on lobbying was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
24,862,322	329,494,373	16,307,916	86,448,840

A shareholder proposal requesting the Company to provide a report on environmental and climate change impacts of biomass was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
76,011,607	276,079,218	18,572,679	86,448,840

A shareholder proposal requesting the Company adopt quantitative goals for reducing greenhouse gas emissions was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
66,870,078	266,745,160	37,048,266	86,448,840

Item 9.01 Financial Statements and Exhibits

Exhibit
10.1	2014 Incentive Compensation Plan, effective May 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Carter M. Reid
Carter M. Reid Senior Vice President - Chief Administrative and Compliance Officer and Corporate Secretary

Date:  May 7, 2014